UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4, 2019

Date of Report (Date of earliest event reported)

GREENVISION ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39136	84-3015108
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza 36th Floor New York, New York 10019	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-786-7429

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth ☒

If an emerging growth Alberton, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of common stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
common stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of common stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of common stock	GRNVR	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On December 4, 2019, GreenVision Acquisition Corp., a Delaware corporation (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of common stock, par value $0.00001 per share (the “Common Stock”), rights and warrants included in the Units commencing on Monday, December 9, 2019.

The Company had completed its initial public offering on November 21, 2019 in which it sold 5,750,000 Units for gross proceeds of $57,500,000. Each Unit consists of one share of Common Stock, one warrant to purchase one share of Common Stock and a right to acquire 1/10th of one share of Common Stock. A copy of the Company’s prospectus may be viewed on the SEC’ EDGAR website at https://www.sec.gov/Archives/edgar/data/1788841/000121390019024179/f424b4111919_greenvisionacq.htm.

Any Units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “GRNVU.”

Any shares of common stock, rights and warrants that are separated will trade on Nasdaq under the symbols “GRNV”, “GRNVR” and “GRNVW,” respectively. Holders of Units will need to have their securities brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into shares of Common Stock, rights and warrants.

A copy of the press release issued by the Company on December 4, 2019 announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release, dated December 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVISION ACQUISTION CORP.

By:	/s/ Zhigeng Fu
Zhigeng (David) Fu
Chief Executive Officer

Dated as of December 4, 2019